                                                                Exhibit 99.2
                                                                ------------

                                                            [EXECUTION COPY]



                               AMENDMENT NO. 3

                  AMENDMENT NO. 3 (this "Amendment No. 3") dated as of
                                         ---------------
November 15, 2001 among:


                  SOLUTIA INC., a Delaware corporation (the "Company");
                                                             -------

                  each of the lenders (the "Lenders") listed on the
                                            -------
         signature pages hereof; and

                  CITIBANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                           --------------------

                  The Company, the Lenders, Bank of America, N.A, as syndication agent (the "Syndication Agent"), and the Administrative Agent
                        -----------------
are parties to an Amended and Restated Five Year Multi-Currency Credit Agreement dated as of November 23, 1999 (as amended by Amendment No. 1 thereto dated as of November 21, 2000, and Amendment No. 2 thereto dated as of February 1, 2001, the "Credit Agreement"). The Company has requested the
                          ----------------
Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in
                             -----------
this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendment. Subject to the satisfaction of the
                             ---------
conditions set forth in Section 4 hereof, but effective as of the date hereof:

                  2.01. Certain Defined Terms. Section 1.01 of the Credit
                        ---------------------
Agreement is amended by adding the following definitions in the appropriate alphabetic locations (in the case of any new definition) and amending in their entirety the following definitions (to the extent already included in Section 1.01 of the Credit Agreement):

                  "Adjusted EBITDA" means, for any period, the sum, for the
                   ---------------
         Company and its Consolidated Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), of the following: (a) net income (calculated before taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates (other than Affiliates that are Specified Joint Ventures or Consolidated Subsidiaries)) for such period plus (b) depreciation and amortization (to the extent deducted in determining net income) for such period plus (c) impairments of goodwill (to the extent deducted in determining net income) for such period; provided that:



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 2 -


                           (1) charges taken (including cash charges in an
                  aggregate amount not exceeding $44,000,000) and reserves established by the Company and its Consolidated Subsidiaries in connection with (x) the Astaris LLC phosphate joint venture that the Company established with FMC Corporation during 2000, (y) acquisitions and (z) restructuring of existing operations (all on or prior to December 31, 2000) in an aggregate amount not exceeding $60,000,000 shall be added back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period);

                           (2) charges taken (including cash charges in an
                  aggregate amount not exceeding $5,000,000) and reserves established by the Company and its Consolidated Subsidiaries in connection with the divestiture of the Solutia Acrilan business (all on or prior to December 31, 2001) in an aggregate amount not exceeding $35,000,000 shall be added back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period); and

                           (3) charges taken (including cash charges in an
                  aggregate amount not exceeding $58,000,000) and reserves established by the Company, its Consolidated Subsidiaries and Specified Joint Ventures in connection with (a) restructuring of existing operations, (b) maintenance of reserves for self-insurance and environmental remediation,
                  (c) asset impairments and (d) pension settlement (all on or before December 31, 2002) in an aggregate amount not exceeding $148,000,000 shall be added back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period).

                  "Astaris Administrative Agent" means Bank of America, N.A.
                   ----------------------------
         in its capacity, together with its successors in such capacity, as Administrative Agent under the Astaris Credit Agreement.

                  "Astaris Credit Agreement" means the Five Year Credit
                   ------------------------
         Agreement dated as of September 14, 2000 among Astaris LLC, the lenders named therein and the Astaris Administrative Agent. References herein to the "Astaris Credit Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Astaris Guaranty Agreement" means the Guaranty Agreement
                   --------------------------
         dated as of September 14, 2000 by the Company in favor of Astaris LLC and in favor of the lenders party to the Astaris Credit Agreement and the Astaris Administrative Agent. References herein to the "Astaris Guaranty Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Co-gen Agent" means Citibank, N.A., in its capacity,
                   ------------
         together with its successors in such capacity, as Agent under the Co-gen Participation Agreement.



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 3 -


                  "Co-gen Guaranty Agreement" means the Amended and Restated
                   -------------------------
         Instrument Guaranty dated as of April 24, 1998 by the Company in favor of State Street Bank and Trust Company and in favor of the purchasers party to the Co-gen Participation Agreement. References herein to the "Co-gen Guaranty Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Co-gen Lease" means the Amended and Restated Lease dated
                   ------------
         as of April 24, 1998 between the Trustee and the Company. References herein to the "Co-gen Lease" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Co-gen Participation Agreement" means the Amended and
                   ------------------------------
         Restated Participation Agreement dated as of April 24, 1998 among the Company, State Street Bank and Trust Company, as trustee, certain financial institutions named as purchasers therein and the Co-gen Agent. References herein to the "Co-gen Participation Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Collateral Agent" means Citibank, N.A., in its capacity
                   ----------------
         as Collateral Agent under the Intercreditor and Collateral Agency Agreement.

                  "Debt Incurrence" means the incurrence by the Company or
                   ---------------
         any of its Subsidiaries of any Debt after the effectiveness of Amendment No. 3 hereto, other than any such Debt permitted under clauses (i) through (vii), clause (ix) or clause (x), of Section 5.02(g).

                  "Designated Letters of Credit" has the meaning specified
                   ----------------------------
         in the Intercreditor and Collateral Agency Agreement.

                  "Disposition" means any sale, assignment, transfer or
                   -----------
         other disposition of any property (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries to any other Person, excluding any sale, assignment, transfer or other disposition of any property (x) sold or disposed of in the ordinary course of business and on ordinary business terms or (y) in an amount not in excess of $1,000,000.

                  "Dividend Payment" means any dividend or other
                   ----------------
         distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock of the Company.



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 4 -


                  "Domestic Subsidiary" means any Subsidiary of the Company
                   -------------------
         organized under the laws of a State of the United States of America.

                  "German Security Documents" means, collectively, one or
                   -------------------------
         more assignments, security agreements and other instruments from time to time executed and delivered by Solutia Germany and creating Liens for the benefit of the Administrative Agent and the Lenders as security for the obligations of Solutia Germany hereunder covering its inventory and receivables, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "Hedging Agreement" means any interest rate protection
                   -----------------
         agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Hedging Obligations" has the meaning specified in the
                   -------------------
         Security and Guarantee Agreement.

                  "Immaterial Subsidiary" means (a) any Domestic Subsidiary
                   ---------------------
         whose aggregate assets (measured by book value), as a percentage of the total consolidated assets of the Company and its Subsidiaries, is less than 1% and (b) Solutia Management Company, Inc. and Solutia Investments LLC, so long as substantially all of the assets of such entities consist of intercompany accounts receivable and notes.

                  "Intercreditor and Collateral Agency Agreement" means an
                   ---------------------------------------------
         Intercreditor and Collateral Agency Agreement substantially in the form of Exhibit A to Amendment No. 3 hereto between the Company, each of the Subsidiary Guarantors, the Administrative Agent, the Astaris Administrative Agent and the Co-gen Agent.

                  "Investment" means, for any Person: (a) the acquisition
                   ----------
         (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business on customary terms; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

                  "Letter of Credit Obligations" has the meaning specified
                   ----------------------------
         in the Security and Guarantee Agreement.



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 5 -


                  "Loan Documents" means, collectively, this Agreement, the
                   --------------
         Notes and the Security Documents.

                  "Make-Whole Obligations" has the meaning specified in the
                   ----------------------
         Security and Guarantee Agreement.

                  "Mortgages" means, collectively, one or more instruments
                   ---------
         of Mortgage, Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by the Company in favor of the Collateral Agent for the benefit of the Secured Parties (or in favor of a trustee for the benefit of the Collateral Agent and the Secured Parties) and covering the properties identified in Schedule 3 to Amendment No. 3 hereto.

                  "Net Cash Proceeds" means:
                   -----------------

                  (i) in the case of any Disposition, the aggregate amount of all cash payments received by the Company and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Proceeds shall be net of (i) the amount
         --------
         of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Company and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Company and its Subsidiaries as a result of such Disposition and (b) Net Cash Proceeds shall be net of any repayments by the Company or any of its Subsidiaries of Debt to the extent that (i) such Debt is secured by a Lien on the property that is the subject of such Disposition (other than a Lien that is junior to any Lien of the Lenders in such property) and (ii) the transferee of (or holder of a Lien on) such property requires that such Debt be repaid as a condition to the purchase of such property; and

                  (ii) in the case of any Debt Incurrence, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Debt Incurrence net of reasonable expenses incurred by the Company and its Subsidiaries in connection therewith.

                  "Obligors" means, collectively, the Company, Solutia
                   --------
         Germany and the Subsidiary Guarantors.

                  "Permitted Investments" shall mean: (a) direct obligations
                   ---------------------
         of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit or time deposits issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition; and (d) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 6 -


         division of McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same
         (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

                  "Relevant Percentage" means, at any time, the percentage
                   -------------------
         corresponding to the fraction (a) the numerator of which shall be each of the following respectively (i) in the case of the Lenders, the greater of the aggregate amount of Commitments or Advances under this Agreement then outstanding, (ii) in the case of the lenders under the Astaris Credit Agreement, the Make-Whole Obligations then due and payable, (iii) in the case of the purchasers under the Co-gen Participation Agreement, the Synthetic Lease Obligations then due and payable, (iv) in the case of the issuers of the Designated Letters of Credit, Letter of Credit Obligations having unreimbursed drawings then due and payable or
         (v) in the case of the holders of any Hedging Obligations, Hedging Obligations then due and payable and (b) the denominator of which shall be the sum of (i) the greater of the aggregate amount of Commitments and Advances under this Agreement then outstanding,
         (ii) the Make-Whole Obligations then due and payable, (iii) the Synthetic Lease Obligations then due and payable, (iv) such Letter of Credit Obligations having unreimbursed drawings then due and payable and (v) such Hedging Obligations then due and payable.

                  "Security and Guarantee Agreement" means a Security and
                   --------------------------------
         Guarantee Agreement substantially in the form of Exhibit B to Amendment No. 3 hereto between the Company, each of the Subsidiary Guarantors and the Collateral Agent.

                  "Security Documents" means, collectively, the Security and
                   ------------------
         Guarantee Agreement, the Mortgages, the German Security Documents and all Uniform Commercial Code financing statements required by this Agreement or any of the foregoing to be filed with respect to the security interests in personal property and fixtures created pursuant thereto, in each case as from time to time amended.

                  "Secured Parties" means, collectively, the Collateral
                   ---------------
         Agent, the Lenders and Administrative Agent hereunder, the lenders and the Astaris Administrative Agent under the Astaris Credit Agreement and the purchasers and the Co-gen Agent under the Co-gen Participation Agreement (and, in respect of any Hedging Obligations, any affiliate of a Lender that shall have entered into the respective hedging agreement giving rise to such Hedging Obligations).

                  "Senior Note Indentures" means, collectively, the
                   ----------------------
         indentures (or other comparable document or instrument) pursuant to which the following notes or debentures of the Company have been issued: 6.50% notes due 2002, 7.375% debentures due 2027, 6.72% debentures due 2037 and 6.25% euro notes due 2005, as in effect on the date hereof and without giving effect to any modifications or supplements after the date hereof.



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 7 -


                  "Solutia Europe" means Solutia Europe S.A./N.V., a
                   --------------
         corporation organized under the law of Belgium.

                  "Solutia Germany" means Solutia Germany GmbH and Co KG,
                   ---------------
         a partnership organized under the laws of the Federal Republic of Germany.

                  "Solutia UK" means Solutia UK Holdings Ltd., a corporation
                   ----------
         organized under the law of England and Wales.

                  "Subsidiary Guarantors" means, collectively, (a) each of
                   ---------------------
         the Subsidiaries of the Company contemplated to be signatories, as "Subsidiary Guarantors" to the Security and Guarantee Agreement (as provided in the form thereof attached as Exhibit B to Amendment No. 3 hereto), (b) each Domestic Subsidiary of the Company that holds any pledged shares of capital stock of Solutia Europe or Solutia UK and (c) each other Subsidiary of the Company that becomes a party to the Security and Guarantee Agreement as contemplated by Section 5.01(m).

                  "Synthetic Lease Obligations" has the meaning specified in
                   ---------------------------
         the Security and Guarantee Agreement.

                  2.02. Interest on A Advances. Section 2.07(a)(i) of the
                        ----------------------
 Credit Agreement is hereby amended to read in its entirety as follows:

                  "(i) Base Rate Advances. During such periods as such A
                       ------------------
         Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus
         (b) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full."

                  2.03. Interest Rate Determination; Changes in Rating
                        ----------------------------------------------
Systems. The heading of Section 2.08 of the Credit Agreement is hereby
-------
renamed from "Interest Rate Determination; Changes in Rating Systems" to "Interest Rate Determination" and Section 2.08(g) of the Credit Agreement is hereby deleted.

                  2.04. Prepayments, Etc. Section 2.10(a) of the Credit
                        ----------------
Agreement is hereby amended to read in its entirety as follows:

                  "(a) Optional Payments of A Advances. Each Borrower may,
                       -------------------------------
         upon notice by the Company to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the proposed date in the case of Base Rate Advances and at least two Business Days prior to the proposed date in the case of Eurocurrency Rate Advances, and if such notice is given by the Company the applicable Borrower shall, prepay the outstanding principal amount of the A Advances owing by such Borrower in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 8 -


         amount prepaid; provided that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurocurrency Rate Advance, the applicable Borrower and the Company shall be jointly and severally obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(c); provided further that, anything herein to the contrary notwithstanding, no prepayments may be applied to the Advances made to Solutia Germany until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full."

                  2.05. Mandatory Prepayments. New Sections 2.10(e) and
                        ---------------------
2.10(f) are hereby inserted into the Credit Agreement to read as follows:

                  "(e) Sale of Assets. Without limiting any obligation of
                       --------------
         the Company to obtain the consent of the Majority Lenders pursuant to Section 8.01 to any Disposition not otherwise permitted hereunder, in the event that the Net Cash Proceeds of any Disposition (herein, the "Current Disposition"), and of all
                                   -------------------
         Dispositions after the date of Amendment No. 3 hereto but prior to the date of the Current Disposition as to which a prepayment has not yet been made under this paragraph, shall exceed $10,000,000 then, no later than two Business Days prior to the occurrence of the Current Disposition, the Company will deliver to the Lenders a statement, certified by a senior financial officer of the Company, in form and detail satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Proceeds of the Current Disposition and of all such prior Dispositions and will, and will cause each other Borrower to, prepay the Advances, and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Cash Proceeds of the Current Disposition and such prior Dispositions; provided that, anything herein to the contrary notwithstanding, (i) the first $150,000,000 (reduced by the aggregate amount of unsecured Debt issued pursuant to Section 5.02(g)(x) in anticipation of the payment of the 6.50% notes due 2002) of such Net Cash Proceeds received after the date of Amendment No. 3 hereto shall not result in a reduction of Commitments (but shall be required to be applied to the prepayment of Advances hereunder) and (ii) no prepayments may be applied to the Advances made to Solutia Germany until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full.

                  (f) Debt Incurrence. Upon any Debt Incurrence, the Company
                      ---------------
         will, and will cause each other Borrower to, prepay the Advances, and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Cash Proceeds thereof; provided that, anything herein to the contrary notwithstanding, no prepayments may be applied to the Advances made to Solutia Germany until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full.

Notwithstanding any other provision hereof to the contrary, if any amounts are due and payable under this Agreement, the Astaris Guaranty Agreement, the Co-gen Guaranty Agreement, the Co-gen Lease, any Designated Letters of Credit, or any Hedging Agreements at the time of a




            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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Disposition or upon any Debt Incurrence then prepayments in accordance with
Sections 2.10(e) and 2.10(f) are to be shared ratably by the Secured Parties in accordance with their respective Relevant Percentages and the Commitments shall be reduced only by the amount of prepayments allocable to this Agreement."

                  2.06. Designation of Borrower. As contemplated by Section
                        -----------------------
4(e) hereof, the Company is designating Solutia Germany GmbH & Co. KG as a Borrower under the Credit Agreement.

                  2.07. Financial Statements. Section 4.01(e) of the Credit
                        --------------------
Agreement is hereby amended to read in its entirety as follows:

                  "(e) Financial Statements, Etc.
                       --------------------------

                  (i) The consolidated statement of financial position of the Company as at December 31, 2000 and the related consolidated statements of income and cash flows of the Company for the twelve months then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, and the consolidated balance sheet of the Company as at September 30, 2001 and the related consolidated statements of income and cash flows of the Company for the nine months then ended, copies of which have been made available to each Lender, present fairly, in all material respects (subject, in the case of said balance sheet as at September 30, 2001, and said statements of income and cash flows for the nine months then ended, to year-end audit adjustments) the consolidated financial condition of the Company as at such dates and the consolidated results of the operations of the Company for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis.

                  (ii) Since September 30, 2001, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its Subsidiaries, taken as a whole."

                  2.08. Affirmative Covenants.
                        ---------------------

                  (1) Section 5.01(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(j) Use of Proceeds. Use the proceeds of the Advances
                       ---------------
         made to the Borrowers (other than Solutia Germany) hereunder solely to finance the working capital needs and other general corporate purposes of such Borrowers (including to support the commercial paper programs of the respective Borrowers, to finance acquisitions, treasury stock purchases and capital investments), in each case in compliance with all applicable legal and regulatory requirements and use the proceeds of the Advances made to Solutia Germany directly or indirectly solely to prepay Advances made to the Company; provided that (x) neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any such proceeds and (y) none of the proceeds of any of the Advances shall be




            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)


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                                   - 10 -


         applied to the prepayment of principal of other Debt of the Company or any of its Subsidiaries (other than intercompany Debt or Debt owing under the Astaris Guaranty Agreement), to the extent that the aggregate amount of such prepayments after the date of Amendment No. 3 hereto would exceed $20,000,000."

                  (2) New clauses (k) through (n) are hereby inserted into
Section 5.01 of the Credit Agreement to read as follows:

                  "(k) Mortgages. Take such action as shall be necessary to
                       ---------
         ensure that it delivers to the Collateral Agent each of the following documents not later than the date specified below, each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent:

                           (i) not later than November 30, 2001 (or such
                  later date as shall be agreed to by the Administrative Agent), one or more Mortgages covering the properties identified in Schedule 3 to Amendment No. 3 hereto, in each case duly executed and delivered by the Company in recordable form (in such number of copies as the Administrative Agent shall have requested), together with any Uniform Commercial Code financing statements covering fixtures, if applicable, in the appropriate county land office(s), and evidence of payment by the Company of all recording and stamp taxes, and filing fees, payable in connection with the recording of such Mortgages and financing statements; and

                           (ii) not later than November 30, 2001 (or such
                  later date as shall be agreed to by the Administrative Agent), to the extent requested by the Administrative Agent with respect to the Mortgages covering property in any State, an opinion of local counsel in such State, substantially in the form of Exhibit C to Amendment No. 3 hereto, covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

         Each Mortgage executed and delivered by the Company shall equally and ratably secure the obligations of the Company under the Loan Documents, the Astaris Guaranty Agreement, the Co-gen Guaranty Agreement, the Co-gen Lease, Designated Letters of Credit and the Hedging Obligations; each Mortgage executed and delivered by any Subsidiary Guarantor shall secure the obligations of such Subsidiary Guarantor under the Security and Guarantee Agreement. Anything herein or in the Mortgages to the contrary notwithstanding, the aggregate amount of obligations under the Loan Documents, under the Astaris Guaranty Agreement, under the Co-gen Guaranty Agreement, under the Co-gen Lease, under the Designated Letters of Credit and under the Hedging Obligations that constitute "Debt" under the Senior Note Indentures entitled to the benefits of the Mortgages taken as a whole shall not exceed $236,000,000.

                  (l) German Security Documents. Cause Solutia Germany to
                      -------------------------
         take such action as shall be necessary to ensure that it delivers to the Administrative Agent the documents,



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT) agreements and other instruments contemplated in the definition of the term "German Security Documents" in Section 1.01 not later than November 30, 2001 (or such later date as shall be agreed to by the Administrative Agent), each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and, to the extent requested by the Administrative Agent, one or more opinions of local counsel covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  (m) Further Assurances. Take, and cause each of its
                      ------------------
         Subsidiaries to take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the Security Documents.

                  Without limiting the generality of the foregoing, the Company will take such action, and will cause each of its Domestic Subsidiaries (other than Immaterial Subsidiaries, unless such Immaterial Subsidiary holds shares of stock of Solutia Europe or Solutia UK) to take such action, from time to time as shall be necessary to ensure that each Domestic Subsidiary (other than an Immaterial Subsidiary) is a "Subsidiary Guarantor" under the Security and Guarantee Agreement. Accordingly, in the event that
         (x) any new Domestic Subsidiary (other than an Immaterial Subsidiary) is formed or acquired by the Company after the date hereof, or (y) any Subsidiary shall cease as of the end of any fiscal quarter to be an "Immaterial Subsidiary", the Company will cause such new Domestic Subsidiary (other than an Immaterial Subsidiary), or such Subsidiary that as of the end of any fiscal quarter ceases to be an "Immaterial Subsidiary", to become a "Subsidiary Guarantor" and a "Securing Party" under the Intercreditor and Collateral Agency Agreement and Security and Guarantee Agreement pursuant to a Guarantee Assumption Agreement in the form of Exhibit E to Amendment No. 3 hereto, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Company pursuant to Section 3.01 hereof upon the Restatement Date or as the Administrative Agent shall have requested (and the Company hereby instructs such counsel to deliver such opinions to the Secured Parties).

                  Furthermore, without limiting the generality of the foregoing, the Company will, and will cause each of its Subsidiaries to take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Administrative Agent to create, in favor of the Collateral Agent for the benefit of the Secured Parties, perfected security interests and Liens in (i) all inventory and third-party accounts receivable of the Company and the Subsidiary Guarantors, (ii) 65% of the issued and outstanding voting stock and 100 % of all other issued and outstanding stock of both Solutia Europe and Solutia UK (it being understood that, in the case of Solutia Europe, shares of treasury stock or stock of Solutia Europe held by Solutia Europe shall not be deemed to be outstanding), and (iii) the property identified in Schedule 3 to Amendment No. 3 hereto, as collateral security for its



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)
         obligations hereunder, under the Astaris Guaranty Agreement, under the Co-gen Guaranty Agreement, under the Co-gen Lease, in respect of the Designated Letters of Credit, in respect of the Hedging Obligations and under the Security Documents; provided that any
                                                       --------
         such security interest or Lien shall be subject to the relevant requirements of the Security Documents (and, in the case of the Mortgages covering property identified in said Schedule 3, to the provisions of the last paragraph of clause (k) above). In connection with the pledge of the shares of stock of Solutia Europe and Solutia UK, the Company will, and will cause each of its Subsidiaries to, execute and deliver such pledge agreements and other instruments, under the law of Belgium (in the case of Solutia Europe) and England and Wales (in the case of Solutia UK) to ensure that such pledge is valid, perfected and enforceable under such law, as applicable.

                  Without limiting the generality of the foregoing, the Company will, and will cause Solutia Germany to take such action from time to time as shall be necessary for the Administrative Agent and the Lenders to have the benefit of Liens, securing the obligations, contemplated in the definition of the term "German Security Documents" in Section 1.01; provided that any such
                                              --------
         security interest or Lien shall be subject to the relevant requirements of the German Security Documents.

                  (n) Excess Cash. In the event that at any time the
                      -----------
         aggregate amount of cash and cash equivalents held by the Company and its Subsidiaries in the United States of America shall exceed for three or more consecutive Business Days $25,000,000, or the aggregate amount of cash and cash equivalents held by the Company and all of its Subsidiaries throughout the world shall, without duplication, exceed for three or more consecutive Business Days $65,000,000 (or the equivalent thereof in foreign currencies), then, to the extent of such excess in either of such events, prepay (without reduction of Commitments) Advances in an amount at least equal to such excess; provided that, anything herein to the contrary notwithstanding, no prepayments may be applied to the Advances made to Solutia Germany until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full."

                  2.09. Liens, Etc. Section 5.02(a) of the Credit Agreement
                        ----------
is hereby amended to read in its entirety as follows:

                  "(a) Liens, Etc. Create or suffer to exist, or permit any
                       -----------
         of its Consolidated Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties (other than, in the case of the Company, the Company's treasury stock), whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income in order to secure Debt or any other obligation, other than:

                           (i) (A) Liens for taxes, assessments,
                  governmental charges or levies or other amounts owed to governmental entities other than for borrowed money; (B) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)
                  days or that are being contested in good faith; (C) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (D) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and (E) Liens in favor of a landlord arising in the ordinary course of business,

                           (ii) purchase money Liens upon or in any
                  property, assets or stock acquired or held by the Company or any Subsidiary in the ordinary course of business to secure the purchase price or construction cost of such property or to secure Debt incurred solely for the purpose of financing the acquisition or construction of such property whether incurred prior or subsequent to such acquisition or construction, or Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced,

                           (iii) Liens securing Debt, judgments and ERISA
                  claims existing on the date of Amendment No. 3 hereto and identified in Schedule 1 to Amendment No. 3,

                           (iv) Liens created pursuant to the Security
                  Documents,

                           (v) additional Liens securing obligations in an
                  aggregate amount not exceeding $5,000,000 at any one time outstanding,

                           (vi) a pledge of the proceeds of any unsecured
                  Debt issued pursuant to Section 5.02(g)(x) to secure the 6.50% notes due 2002,

                           (vii) the replacement, extension or renewal of
                  any Lien permitted by clauses (ii) and (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the amount secured thereby, and

                           (viii) intercompany Liens.



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  2.10. Mergers, Etc. Section 5.02(b) of the Credit
                        ------------
Agreement is hereby amended to read in its entirety as follows:

                  "(b) Mergers, Etc.
                       ------------

                  (i) Mergers and Consolidations. Not, and not permit any of
                      --------------------------
         its Subsidiaries to, enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), provided that any Subsidiary of the Company may merge with and into the Company or any other Subsidiary of the Company, so long as (x) after giving effect thereto no Default shall have occurred and be continuing, (y) in any such transaction involving a wholly owned Subsidiary, the continuing or surviving corporation shall be a wholly owned Subsidiary, and (z) if any such merger shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents.

                  (ii) Acquisitions. Not, and not permit any of its
                       ------------
         Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property to be sold or processed in the ordinary course of business, Investments permitted under Section 5.02(h), and capital expenditures incurred in the ordinary course of business of the Company and its Subsidiaries, provided that (x) the Company and any Subsidiary may acquire a business or property and capital stock from any Subsidiary, subject to the requirements set forth in subclause (iii) below, (y) acquire other business or property and capital stock in one or more transactions not to exceed $10,000,000 individually or $15,000,000 in the aggregate and (z) repurchase shares of Class B Preferred Stock of Solutia Management Company in an aggregate amount not exceeding $1,500,000 from the holders of such shares.

                  (iii) Dispositions. Not, and not permit any of its
                        ------------
         Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding

                           (v) obsolete or worn-out property, tools or
                  equipment no longer used or useful in its business,

                           (w) any inventory, cash equivalents or other
                  property sold or disposed of in the ordinary course of business and on ordinary business terms, including, without limitation, sale of delinquent receivables for collection purposes,

                           (x) the sale by the Company and its Subsidiaries
                  of any Subsidiary, business, property or Investment, so long as not less than 80% of the



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)
                  consideration to be received by the respective seller thereof is in the form of cash to be received at the time of the consummation of such sale,

                           (y) the sublease of two floors of the Company's
                  headquarter facility located at 575 Maryville Center Drive, St. Louis, Missouri 63141, and any other lease, transfer or other disposition of property that individually is not in excess of $2,500,000 for each particular piece of property the subject of any such other lease, transfer or other disposition, and

                           (z) licensing arrangements entered into in the
                  ordinary course of business,

         provided that any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Subsidiary, so long as (A) after giving effect thereto, no Default shall have occurred and be continuing, (B) no such disposition may be made by any wholly owned Subsidiary other than to the Company or another wholly owned Subsidiary and (C) if any such disposition is by a Subsidiary Guarantor to a Subsidiary of the Company not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents."

                  2.11. Additional Covenants. New clauses (g) through (k)
                        --------------------
are hereby inserted into Section 5.02 of the Credit Agreement to read as follows:

                  "(g) Debt. Create, incur, assume or permit to exist, or
                       ----
         permit any Consolidated Subsidiary to create, incur, assume or permit to exist, any Debt, except:

                           (i)  Debt created hereunder;

                           (ii) Debt existing on the date of Amendment No. 3
                  hereto and set forth in Schedule 4 thereto (including Debt, if any, in respect of Designated Letters of Credit, and drawn and undrawn amounts under agreements set forth on such Schedule 4), and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof;

                           (iii) Debt of the Company to any Subsidiary and
                  of any Subsidiary to the Company or any other Subsidiary;

                           (iv) (x) guarantees by the Company of Debt of any
                  Subsidiary, (y) unsecured guarantees by the Company of up to 50% of the Debt under the Astaris Credit Agreement, the amount of Debt to be guaranteed pursuant to this sub-clause (iv)(y) not to in any event be in a principal amount greater than $137,500,000 and (z) unsecured guarantees by the Company of the Debt under the Co-gen Guaranty Agreement and under the Co-gen Lease, the amount of Debt to be guaranteed pursuant to this sub-clause
                  (iv)(z) not to in any event be in a principal amount greater than $33,000,000;



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                           (v) obligations under the Astaris Guaranty
                  Agreement as in effect on the date of Amendment No. 3 hereto and without giving effect to any amendments or supplements made to the Astaris Guaranty Agreement after said date;

                           (vi) obligations under the Co-gen Guaranty
                  Agreement and the Co-gen Lease as in effect on the date of Amendment No. 3 hereto and without giving effect to any amendments or supplements made to the Co-gen Guaranty Agreement or the Co-gen Lease after said date;

                           (vii) Debt incurred after the date of Amendment
                  No. 3 hereto and secured by any Lien permitted under
                  Section 5.02(a)(ii), provided that the aggregate principal amount of Debt permitted by this subclause (vi) shall not exceed $25,000,000 at any time outstanding;

                           (viii) Debt of the Company or any Subsidiary as
                  an account party in respect of trade letters of credit;

                           (ix) other unsecured Debt of the Company, the Net
                  Cash Proceeds of which are applied to the prepayment of Advances, and the reduction of Commitments, hereunder;

                           (x) other unsecured Debt of the Company in an
                  aggregate principal amount not exceeding $150,000,000 (reduced by the aggregate amount of Net Cash Proceeds applied in connection with Section 2.10(e)(i)) issued in anticipation of the payment of the 6.50% notes due 2002; and

                           (xi) other unsecured Debt in an aggregate
                  principal amount not exceeding $50,000,000 at any time outstanding; provided that the aggregate principal amount
                               --------
                  of Debt of the Company's Subsidiaries permitted by this sub-clause (xi) shall not exceed $10,000,000 at any time outstanding.

                  (h) Investments. Not, and not permit any of its
                      -----------
         Subsidiaries to, make or permit to remain outstanding any Investments except:

                           (i) Investments outstanding on the date of
                  Amendment No. 3 hereto;

                           (ii) operating deposit accounts with banks;

                           (iii) cash and Permitted Investments;

                           (iv) Investments by the Company and its
                  Subsidiaries in the Company and its Subsidiaries;

                           (v) Hedging Agreements entered into by the
                  Company or its Subsidiaries in the ordinary course of their business and not for speculative purposes;



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                           (vi) Investments consisting of security deposits
                  with utilities and other like Persons made in the ordinary course of business;

                           (vii) advances to employees in the ordinary
                  course of business;

                           (viii) Investments received in connection with
                  the bankruptcy or reorganization of suppliers, customers and other Persons having obligations in favor of the Company or any Subsidiary in settlement of delinquent obligations of, and other disputes with customers, suppliers and such other Persons arising in the ordinary course of business;

                           (ix) Investments in Astaris (x) consisting of its
                  obligations under the Astaris Guaranty Agreement or (y) consisting of payments made pursuant to the Astaris Guaranty Agreement, as the Astaris Guaranty Agreement is in effect on the date of Amendment No. 3 hereto and without giving affect to any amendments or supplements made to the Astaris Guaranty Agreement after said date;

                           (x) Investments (x) consisting of its obligations
                  under the Co-gen Guaranty Agreement and the Co-gen Lease or (y) consisting of payments made pursuant to the Co-gen Guaranty Agreement and the Co-gen Lease, as the Co-gen Guaranty Agreement and the Co-gen Lease are in effect on the date of Amendment No. 3 hereto and without giving effect to any amendments or supplements made to the Co-gen Guaranty Agreement or the Co-gen Lease after said date; and

                           (xi) additional Investments up to but not
                  exceeding $25,000,000 in the aggregate.

         For purposes of clause (xi) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the
                                                               -----
         aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.

                  (i) Dividend Payments. Not, and not permit any of its
                      -----------------
         Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Dividend Payment, except that (w) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (x) the Company may make Dividend Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (y) so long as at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, the Company may make Dividend Payments up to but not exceeding $5,000,000 during



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT) any fiscal year and (z) Solutia Management Company may declare and pay annual dividends to holders of its Class B Preferred Stock in an aggregate amount not exceeding $25,000, in any fiscal year.

                  Nothing herein shall be deemed to prohibit the payment of pro rata dividends to its stockholders by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company.

                  (j) Restrictive Agreements. Not, and not permit any of its
                      ----------------------
         Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (x) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (y) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that:
                                                              --------

                           (A) the foregoing shall not apply to (I)
                  restrictions and conditions imposed by law or by this Agreement, (II) restrictions and conditions existing on the date of Amendment No. 3 hereto and identified in
                  Schedule 5 thereto (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (III) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder and (IV) restrictions or conditions no more restrictive than those set forth in the Senior Note Indentures; and

                           (B) clause (x) of the foregoing shall not apply
                  to (I) restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (II) customary provisions in leases and other contracts restricting the assignment thereof.

                  (k) Prepayment of Debt under Senior Notes. Not, and not
                      -------------------------------------
         permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Debt outstanding under the Senior
         Note Indentures, except for (i) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Debt and (ii) the pledge of cash proceeds as permitted under Section 5.02(a)(vi) hereof."



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  2.12. Financial Covenants. Section 5.03 of the Credit
                        -------------------
Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 5.03. Financial Covenants. So long as any Advance
                                 -------------------
         shall remain unpaid or any Lender shall have any Commitment hereunder, the Company shall not:

                           (a) Debt to Adjusted EBITDA. Permit the Debt to
                               -----------------------
                  Adjusted EBITDA Ratio to exceed:

                                    (1) at any time on or prior to (and
                           including) December 31, 2001, 5.00 to 1; and

                                    (2) at any time from and after January
                           1, 2002, 5.50 to 1.

                           (b) Interest Coverage Ratio. Permit the Interest
                               -----------------------
                  Coverage Ratio to be less than:

                                    (1) at any time on or prior to (and
                           including) December 31, 2001, 3.00 to 1; and

                                    (2) at any time from and after January
                           1, 2002, 2.75 to 1."

                  2.13. Events of Default.
                        -----------------

                  (1) Section 6.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(b) Any representation or warranty made or
                  deemed to have been made by the Company herein or in connection with this Agreement or any amendment to this Agreement shall prove to have been incorrect in any material respect when made and any representation or warranty made or deemed to have been made by any Obligor in connection with the Security Documents to which it is a party shall prove to have been incorrect in any material respect when made; or"

                  (2) Section 6.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(c) (i) The Company shall fail to perform or
                  observe any term, covenant or agreement contained in Sections 5.01(a), 5.01(i)(iii), 5.01(j), 5.01(k), 5.01(l),
                  5.01(m), 5.01(n), 5.02 or 5.03; (ii) the Obligors shall
                  fail to perform or observe any term, covenant or agreement contained in Section 6.01 of the Security and Guarantee Agreement; or (iii) the Obligors shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any Security Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  Company by the Administrative Agent or any Lender (other than any failure by the Company to comply with the terms of Section 5.01(i)(iv), (v) or (vi)); or"

                  (3) Section 6.01 of the Credit Agreement is hereby amended by inserting a new clause (h) to read as follows:

                           "(h) the Liens created by the Security Documents
                  shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted hereunder or under the respective Security Documents), excluding, however, collateral released pursuant to the terms thereof or collateral deemed by the Administrative Agent not to be material in relation to the collateral security provided as a whole by the Security Documents, or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the respective Obligor party thereto;"

                  2.14. Schedules. Schedules 1 and 2A to the Credit
                        ---------
Agreement are amended to read in their entirety as set forth on Schedules 1 and 2A hereto. Schedule 2B to the Credit Agreement is hereby deleted.

                  2.15. Excluded Representations. Each reference in the
                        ------------------------
Credit Agreement and the Exhibits thereto to "(other than the Excluded Representations)" is hereby deleted, and shall cease to be of any further force or effect.

                  Section 3. Representations and Warranties. The Company
                             ------------------------------
hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties contained in the Credit Agreement (giving effect to all amendments thereto contemplated hereunder) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (b) the execution, delivery and performance by each Obligor of the Security Documents to which it is a party are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Obligor's charter, by-laws or other organizational documents or (ii) any law or contractual restriction binding on or affecting such Obligor;

                  (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for due execution of the Security Documents by the applicable Obligor, except for filings and recordings in respect of the Liens created pursuant to the Security Documents;



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  (d) the Security Documents, when duly executed and delivered by each Obligor party thereto, will be legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms;

                  (e) none of Solutia Germany, Solutia Europe or Solutia UK is a "Restricted Subsidiary" under the Senior Note Indentures; and

                  (f) after giving effect to this Amendment No. 3, no event has occurred and is continuing that constitutes a Default or an Event of Default.

                  Section 4. Conditions Precedent. As provided in Section 2,
                             --------------------
the amendments to the Credit Agreement set forth in Section 2 are subject to, and will become effective upon, the satisfaction on or before November 15, 2001 of the following conditions precedent (including, with respect to each document required below to be delivered, that the Administrative Agent shall have received each such document, which shall be satisfactory in form and substance to the Administrative Agent):

                  (a) Execution. This Amendment No. 3 shall have been duly
                      ---------
         executed and delivered by the Company, Lenders constituting the Majority Lenders and the Administrative Agent as provided on the signature pages hereof.

                  (b) Corporate Action. The Administrative Agent shall have
                      ----------------
         received certified copies of (i) the charter, by-laws or other organizational documents of the Obligors (or, in the case of the Company, a certificate to the effect that the neither of said instruments have been modified or supplemented since the date of the last certification of such instruments delivered to the Administrative Agent), (ii) the resolutions of the Board of Directors or other governing body of each of the Obligors authorizing and approving this Amendment No. 3 and the Security Documents, and (iii) all documents evidencing other necessary corporate and other action and governmental approvals, if any, with respect to this Amendment No. 3 and the Security Documents by the Obligors.

                  (c) Security Documents. The Intercreditor and Collateral
                      ------------------
         Agency Agreement and the Security and Guarantee Agreement shall have been duly executed and delivered by the Obligors, the Collateral Agent and each other Person contemplated to be a party thereto. In that connection, the Majority Lenders hereby authorize the Administrative Agent to execute on its behalf the Intercreditor and Collateral Agency Agreement and to appoint Citibank, N.A., as Collateral Agent on its behalf, as contemplated in Section 2 of the Intercreditor and Collateral Agency Agreement.

                  (d) Opinions. The Administrative Agent shall have received
                      --------
         a favorable opinion of the General Counsel of the Company, substantially in the form of Exhibit D hereto (and the Company hereby instructs such counsel to deliver such opinion to the Secured Parties).



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  (e) Designation Letter. The Administrative Agent shall
                      ------------------
         have received a Designation Letter designating Solutia Germany as a Borrower duly executed by the Company and Solutia Germany.

                  (f) Borrowings by Solutia Germany. Solutia Germany shall
                      -----------------------------
         have made borrowings in an amount at least equal to $50,000,000, the proceeds of which shall be concurrently applied directly or indirectly to prepay Advances of the Company that are then outstanding.

                  (g) Termination of 364-Day Facility. The Administrative
                      -------------------------------
         Agent shall have received evidence that all commitments to extend credit under the 364-Day Multicurrency Credit Agreement dated as of November 21, 2000 among the Company, certain lenders party thereto and the Administrative Agent have been or are simultaneously being terminated and that all advances thereunder and other amounts payable in respect thereof have been or are simultaneously being paid in full.

                  (h) Certain Consents and Authorizations. The requisite
                      -----------------------------------
         lenders under the Astaris Credit Agreement shall have authorized the execution and delivery of the Intercreditor and Collateral Agency Agreement by the Astaris Administrative Agent and, to the extent necessary under the Astaris Guaranty Agreement, shall have executed and delivered a consent to the transactions contemplated hereby pursuant to an instrument in form and substance satisfactory to the Administrative Agent. In addition, the requisite purchasers under the Co-gen Participation Agreement shall have authorized the execution and delivery of the Intercreditor and Collateral Agency Agreement by the Co-gen Agent and, to the extent necessary under the Co-gen Guaranty Agreement and the Co-gen Lease, shall have consented to the transactions contemplated hereby, and shall have amended said facility in a manner consistent with the amendments provided for herein, pursuant to an instrument in form and substance satisfactory to the Administrative Agent.

                  (i) Other Documents. The Administrative Agent shall have
                      ---------------
         received such other documents as the Administrative Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, may reasonably request.

                  Section 5. Miscellaneous. Except as herein provided, the
                             -------------
Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                   [remainder of page intentionally blank]



            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   SOLUTIA INC.



                                   By: /s/ Kevin Wilson
                                      --------------------------------------
                                    Name:  C. Kevin Wilson
                                    Title: Vice President and Treasurer



                                   CITIBANK, N.A.,
                                      as Administrative Agent



                                   By: /s/ Wajeeh Faheem
                                      --------------------------------------
                                    Name:  Wajeeh Faheem
                                    Title: Vice President
                                           390 Greenwich Street, 1st Floor
                                           (202) 723-6769






            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

                                 THE LENDERS
                                 -----------



CITIBANK, N.A.                                BANK OF AMERICA, N.A.



By:      /s/ James N. Simpson                 By:      /s/ David Noda
   ---------------------------------------       ------------------------------
   Name:                                         Name:  David Noda
   Title:                                        Title: Managing Director


 BANK ONE, N.A., MAIN OFFICE                  CREDIT AGRICOLE INDOSUEZ
  CHICAGO


By:  /s/ Suzanne Ergastolo                    By:   /s/ Laurence F. Grant
   ---------------------------------------       ----------------------------
   Name:  Suzanne Ergastolo                      Name:  Laurence F. Grant
   Title: Director                               Title: Vice President
                                                        Senior Relationship
                                                         Manager

                                              By:   /s/ Thomas P. Gillis
                                                 ------------------------------
                                                 Name:  Thomas P. Gillis
                                                 Title: Vice President, Manager


FLEET NATIONAL BANK                           HSBC BANK USA



By:      /s/ Esteban Arrondo                  By:      /s/ Melissa Moy
   ---------------------------------------       ------------------------------
   Name:  Esteban Arrondo                        Name:  Melissa Moy
   Title: Vice President                         Title: First Vice President
                                                        12243

By:
   ---------------------------------------
   Name:
   Title:


            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

JPMORGAN CHASE BANK, as successor to          KBC BANK N.V.
  The Chase Manhattan Bank and as
  successor to Morgan Guaranty Trust
  Company of New York



By:      /s/ Lawrence Palumbo, Jr.            By:   /s/ R. Snauffer    /s/ Eric Raskin
   ---------------------------------------       ---------------------------------------
   Name:   Lawrence Palumbo, Jr.                 Name:  Robert Snauffer
   Title:  Vice President                        Title: First Vice President

                                                 Name:  Eric Raskin
                                                 Title: Vice President


MELLON BANK, N.A.                             ROYAL BANK OF CANADA



By:      /s/ Mark F. Johnston                 By:  /s/ Sheryl L. Greenberg
   ---------------------------------------       ------------------------------
   Name:  Mark F. Johnston                       Name:  Sheryl L. Greenberg
   Title: Vice President                         Title: Senior Manager


SOCIETE GENERALE                              SUMITOMO MITSUI BANKING
                                                CORPORATION


By:      /s/ Eric Siebert                     By:    /s/ John H. Kemper
   ---------------------------------------       ------------------------------
   Name:  Eric E.O. Siebert Jr.                  Name:  John H. Kemper
   Title: Director                               Title: Senior Vice President


THE BANK OF TOKYO-MITSUBISHI, LTD.,           THE NORTHERN TRUST COMPANY
  CHICAGO BRANCH


By:      /s/ Shinichiro Munechika             By:      /s/ A. S. Bhagwat
   ---------------------------------------       ------------------------------
   Name:  Shinichiro Munechika                   Name:  Ashish S. Bhagwat
   Title: Deputy General Manager                 Title: Second Vice-President




            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

THE SANWA BANK, LIMITED                       U.S. BANK NATIONAL ASSOCIATION



By:      /s/ Lee E. Prewitt                   By:    /s/ Joseph P. Howard
   ---------------------------------------       ------------------------------
   Name:  Lee E. Prewitt                         Name:  Joseph P. Howard
   Title: Vice President                         Title: Vice President


WACHOVIA BANK, N.A.



By:      /s/ Walter R. Gillikin
   ---------------------------------------
   Name:  Walter R. Gillikin
   Title: Senior Vice President







            AMENDMENT NO. 3 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)